EXHIBIT 10.3
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934. The omitted materials ahve been filed separately with the Securities and Exchange Commission.

FIRST AMENDMENT TO
AMENDED & RESTATED
CHAUTAUQUA JET SERVICE AGREEMENT
BETWEEN
US AIRWAYS, INC.
AND
CHAUTAUQUA AIRLINES, INC.

This First Amendment (this “First Amendment”) to the Amended & Restated Chautauqua Jet Service Agreement between US Airways, Inc. (“US Airways”) and Chautauqua Airlines, Inc. (“Chautauqua”) dated as of April 26, 2005 (the “Agreement”) is made and entered into as of this 21st day of July, 2006 (the “Effective Date”).

WHEREAS, US Airways and Chautauqua have entered into the Agreement; and

WHEREAS, US Airways and Chautauqua wish to amend certain provisions of the Agreement on the terms and conditions set forth herein; and

WHEREAS, US Airways and Republic Airline, Inc. (“Republic”) are parties to that certain Republic Jet Service Agreement between US Airways, Inc. and Republic Airline, Inc., dated as of September 2, 2005 (the “Republic Agreement”); and

WHEREAS, contemporaneously herewith US Airways and Republic are entering into a First Amendment to the Republic Agreement (the “Republic Amendment”);

NOW THEREFORE, for and in consideration of the foregoing premises and the mutual covenants and obligations hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, US Airways and Chautauqua hereby agree as follows:

1. Defined Terms. All capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.

2. Certain Termination Rights. The Agreement shall be amended by deleting Sections 7.4(c), (d), (e) and (f); deleting Section 7.4(g) in its entirety and replacing it with renumbered Section 7.4(d) as set forth below; renumbering Section 7.4(h) as Section 7.4 (e); and adding new section 7.4(c) as follows:

“(c) Subject to US Airways continuing to perform its obligations under the Republic Amendment, twenty (20) Aircraft (the “Replaced Aircraft”) shall be removed from Service hereunder as set forth on Exhibit 7.4 attached hereto.”

“(d) Notwithstanding anything in this Section 7.4 or Schedule 7.4 to the contrary, in no event may US Airways terminate, in the aggregate, more than four (4) Aircraft in any thirty (30) day period.”

3. Notices. The persons to receive notices on behalf of US Airways in Article 11 of the Agreement shall be deleted and replaced with the following:

Andrew Nocella
Senior Vice President - Planning
4000 E. Sky Harbor Boulevard
Phoenix, Arizona 85034
andrew.norcella@usairways.com
Telephone: (480) 693-8222
Fax: (480) 693-5954

with a copy delivered to:

Deputy General Counsel
4000 E. Sky Harbor Boulevard
Phoenix, Arizona 85034
Fax: (480) 693-5932

Except as amended hereby, the Agreement remains in full force and effect and unchanged in all respects. Upon its execution by the parties and subject to the satisfaction of the conditions subsequent set forth in Section 4 hereof, this First Amendment together with the Agreement, will be the complete and binding understanding of the parties with respect to the subject matter hereof.
(signature page follows)

IN WITNESS WHEREOF, US Airways and Chautauqua have caused this First Amendment to be executed by their duly authorized representatives on the day and year first above written.

CHAUTAUQUA AIRLINES, INC.	US AIRWAYS, INC.
/s/ Bryan Bedford	/s/ W. Douglas Parker

Name: Bryan Bedford Title: President	Name: W. Douglas Parker Title: Chairman, President and CEO

Exhibit 7.4
Terminated Dates for
Aircraft in Fixed Fee
Services

Aircraft	Removal	Aircraft	Removal
No.	Date	No.	Date
35	[*]	17	[*]
34	[*]	16	[*]
33	[*]	15	[*]
32	[*]	14	[*]
31	[*]	13	[*]
30	[*]	12	[*]
29	[*]	11	[*]
28	[*]	10	[*]
27	[*]	9	[*]
26	[*]	8	[*]
25	[*]	7	[*]
24	[*]	6	[*]
23	[*]	5	[*]
22	[*]	4	[*]
21	[*]	3	[*]
20	[*]	2	[*]
19	[*]	1	[*]
18	[*]
Note: US Airways Agrees to work in good faith in the event contractor must remove aircraft ahead of this schedule in order to minimize its costs associated with the early termination agreement
_________
* Confidential